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                                                                Exhibit 23(a)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-4 (Registration No. 333-46435) of our report dated January 30, 1998, on our audits of the consolidated financial statements of Regent Communications, Inc. We also consent to the reference to our Firm under the caption "Experts".



Coopers & Lybrand L.L.P.

Cincinnati, Ohio

May 6, 1998